UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Completion of Sale of Maui Jim Shares

On September 30, 2022, RLI Corp., a Delaware corporation (“RLI”), completed the previously announced sale of its shares of common stock of Maui Jim, Inc. (“Maui Jim”) pursuant to a Share Purchase Agreement (the “Purchase Agreement”) by and among RLI, Kering S.A., a French corporation (“Ultimate Parent”), Kering Eyewear S.p.A., an Italian corporation and subsidiary of Ultimate Parent (“Parent”), Huipu Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Buyer”) and Welina, Inc., an Illinois corporation and a direct wholly owned subsidiary of U.S. Parent (“Merger Sub”).

The Purchase Agreement is part of a larger series of transactions whereby Buyer will acquire all of the issued and outstanding shares of common stock of Maui Jim.  The aggregate pre-tax proceeds received by RLI at closing for the Maui Jim shares owned by RLI was $686.6 million, after taking into account certain adjustments at closing. The purchase price payable to RLI in exchange for the Maui Jim shares owned by RLI remains subject to customary post-closing working capital and other adjustments.

Jonathan E. Michael, the Chairman of the RLI Board of Directors and former RLI Chief Executive Officer, holds shares of Maui Jim that will be sold to Buyer for the same consideration per share as received by RLI pursuant to an Agreement and Plan of Merger, by and among Ultimate Parent, Parent, Buyer, Merger Sub and Maui Jim.

The Purchase Agreement and the transactions contemplated thereby are more fully described in RLI’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 14, 2022, which description is incorporated herein by reference. Such description and the foregoing description do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement referenced in Exhibit 2.1 hereto, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 3, 2022, RLI issued a press release announcing the closing of the sale of Maui Jim shares described above under Item 2.01 of this Current Report on Form 8-K. A copy of RLI’s press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement with Respect to Sale of Shares in Maui Jim, Inc.* (Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed April 22, 2022).
99.1	Press Release dated October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: October 3, 2022	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Chief Legal Officer & Corporate Secretary